Exhibit 10.10.9          EXECUTION VERSION
This NINTH AMENDMENT TO THE REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of January 17, 2024 (the “Amendment Date”), is entered into by and among BGSL BRECKENRIDGE FUNDING LLC, a Delaware limited liability company, as the borrower (the “Borrower”), the LENDERS party to the Revolving Credit Agreement, BNP PARIBAS, as the administrative agent (the “Administrative Agent”), BLACKSTONE SECURED LENDING FUND, a Delaware statutory trust, as the equityholder (in such capacity, the “Equityholder”), BLACKSTONE SECURED LENDING FUND, a Delaware statutory trust, as the servicer (in such capacity, the “Servicer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (the “Collateral Agent”).
WHEREAS, the Borrower, the lenders from time to time party thereto, the Administrative Agent, the Equityholder, the Servicer and the Collateral Agent are party to the Revolving Credit and Security Agreement, dated as of December 21, 2018 (as amended from time to time prior to the date hereof, the “Revolving Credit Agreement”); and
WHEREAS, the parties hereto desire to amend the Revolving Credit Agreement, in accordance with Section 13.01(b) of the Revolving Credit Agreement subject to the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
ARTICLE I

Definitions
SECTION 1.1.Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Revolving Credit Agreement.
ARTICLE II

Amendments to Revolving Credit Agreement
SECTION 1.1.As of January 17, 2024 (the “Amendment Effective Date”), the Revolving Credit Agreement is hereby amended reflect the following amendments:
(a)Section 1.01 of the Revolving Credit Agreement shall be amended by amending and restating the definition of “Interest Accrual Period” as set forth below:
““Interest Accrual Period” means with respect to any Advance (a) with respect to the first Payment Date following the related Borrowing Date, the period from and including the Borrowing Date for such Advance to and including the last Business Day of the calendar month preceding the month in which such first Payment Date occurs and (b) with respect to any subsequent Payment Date, the period beginning on (and including) the day immediately following the last day of the prior Interest Accrual Period and ending on (but excluding) the last Business Day of the calendar month preceding the month in which the next Payment Date occurs.”
(b)Section 1.01 of the Revolving Credit Agreement shall be amended by modifying the definition of “Term SOFR” as set forth below:

““Term SOFR” means, for any calculation with respect to an Advance, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Accrual Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Accrual Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further that, with respect to the first Interest Accrual Period with respect to any Advance, Term SOFR shall be, (x) if the related Interest Accrual Period is three months in duration, the Term SOFR Reference Rate (as of the Periodic Term SOFR Determination Date) having a tenor of three months, as such rate is published by the Term SOFR Administrator, (y) if the related Interest Accrual Period is more than one month but less than three months in duration, the rate (rounded to the same number of decimal places as the two relevant Term SOFR Reference Rates) which results from interpolating (1) the applicable Term SOFR Reference Rate (as of the Periodic Term SOFR Determination Date) for the longest period for which the Term SOFR Reference Rate is available which is less than the Interest Accrual Period with respect to such Advance and (2) the applicable Term SOFR Reference Rate (as of the Periodic Term SOFR Determination Date) for the shortest period for which the Term SOFR Reference Rate is available which exceeds the Interest Accrual Period with respect to such Advance, or (z) if the related Interest Accrual Period is one month or less in duration, the Term SOFR Reference Rate (as of the Periodic Term SOFR Determination Date) having a tenor of one month, as such rate is published by the Term SOFR Administrator; provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.”
The amendments above are also set forth on the pages attached as Appendix A to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text). The Revolving Credit Agreement as amended pursuant to this Amendment is attached as Appendix B hereto.
ARTICLE III
Representations and Warranties
SECTION 1.1.The Borrower and the Equityholder hereby represent and warrant to the Administrative Agent and the Lender that, as of the Amendment Date and the Amendment Effective Date, (i) no Default, Event of Default, Potential Servicer Removal Event or Servicer Removal Event has occurred and is continuing and (ii) the representations and warranties of the Borrower, the Servicer and the Equityholder contained in Sections 4.01, 4.02 and 4.03 of the Revolving Credit Agreement are true and correct in all material respects on and as of the Amendment Date and the Amendment Effective Date (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Conditions Precedent
SECTION 1.1.This Amendment will be effective on the Amendment Effective Date upon the execution and delivery of this Amendment by the parties hereto.
ARTICLE V
Miscellaneous
SECTION 1.1.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 1.2.Severability Clause. In case any provision in this Amendment deemed to be invalid, illegal or unenforceable, the remaining provisions of this Amendment remain in full force and effect.
SECTION 1.3.Ratification. Except as expressly amended hereby, the Revolving Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof will remain in full force and effect. When effective, this Amendment will form a part of the Revolving Credit Agreement for all purposes.
SECTION 1.4.Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission is effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case, to the extent applicable; provided that no electronic signatures may be affixed through the use of a third-party service provider. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the Uniform Commercial Code or other Signature Law due to the character or intended character of the writings.
SECTION 1.5.Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and are not deemed to alter or affect the meaning or interpretation of any provisions hereof.
SECTION 1.6.Direction to Execute. Each of the Borrower and the Administrative Agent hereby (i) authorizes and directs the Collateral Agent to execute this Amendment, (ii) acknowledges and agrees that the Collateral Agent shall be fully protected in relying upon the foregoing authorization and direction and (iii) releases the Collateral Agent and its officers, directors, agents, employees and shareholders from any liability for complying with such direction. Each of the parties hereto hereby agree that in executing and delivering this Amendment, the Collateral Agent shall be afforded the same rights, protections, immunities and indemnities afforded to it under the Agreement; provided that such rights, protections, immunities and indemnities shall be in addition to, and not in limitation of, any rights, protections, immunities and indemnities contained herein.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.
BORROWER:
BGSL BRECKENRIDGE FUNDING LLC
By: Blackstone Secured Lending Fund, its sole member
By:     /s/ Oran Ebel
Name: Oran Ebel
Title: Chief Legal Officer and Secretary

[Signature Page to Ninth Amendment to Revolving Credit and Security Agreement]

EQUITYHOLDER:
BLACKSTONE SECURED LENDING FUND,
as Equityholder
By:     /s/ Oran Ebel
Name: Oran Ebel
Title: Chief Legal Officer and Secretary
SERVICER:
BLACKSTONE SECURED LENDING FUND,
as Servicer
By:     /s/ Oran Ebel
Name: Oran Ebel
Title: Chief Legal Officer and Secretary
[Signature Page to Third Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:
BNP PARIBAS,
as Administrative Agent
By:     /s/ Meredith Middleton
Name: Meredith Middleton
Title: Managing Director
By:     /s/ Sohaib Naim
Name: Sohaib Naim
Title: Director
LENDERS:
BNP PARIBAS,
as Lender
By:     /s/ Meredith Middleton
Name: Meredith Middleton
Title: Managing Director
By:     /s/ Sohaib Naim
Name: Sohaib Naim
Title: Director

[Signature Page to Ninth Amendment to Revolving Credit and Security Agreement]

CANADIAN IMPERIAL BANK OF COMMERCE,
as Lender
By:     /s/ Kathryn Lagroix
Name: Kathryn Lagroix
Title: Managing Director

[Signature Page to Ninth Amendment to Revolving Credit and Security Agreement]

COLLATERAL AGENT:
WELLS FARGO BANK, NATIONAL ASSOCIATION
BY: COMPUTERSHARE TRUST
COMPANY, N.A., as attorney-in-fact
By:     /s/ Thomas J. Gateau
Name: Thomas J. Gateau
Title: Vice President

[Signature Page to Ninth Amendment to Revolving Credit and Security Agreement]

APPENDIX A

APPENDIX B